NOTES RECEIVABLE	6 Months Ended
Jun. 30, 2026
NOTES RECEIVABLE
NOTES RECEIVABLE

4.NOTES RECEIVABLE

During the six months ended June 30, 2026, the Company entered into a series of convertible promissory note agreements with Ferrox Critical Minerals Ltd. (“Ferrox”). As of June 30, 2026, the aggregate principal balance of the notes was approximately $6.5 million. The notes bear interest at the contractual rates specified in the respective agreements and can be converted, all or in part into ordinary shares of Ferrox at any time. The Company elected the fair value option under ASC 825, Financial Instruments, for the Ferrox notes receivable upon initial recognition.

The Company believes the fair value option election provides financial statement users with more relevant information regarding the economic characteristics of the notes, including the impact of the embedded conversion features and the relationship between the debt instruments and the underlying equity value of Ferrox.

As a result of this election, the notes receivable are reported at fair value at each reporting date, with changes in fair value recognized in earnings within other income (expense), net.

As of June 30, 2026, the fair value of the Ferrox notes receivable was $6.2 million.

Because the notes receivable are carried at fair value pursuant to ASC 825, the Company does not recognize an allowance for expected credit losses under ASC 326 for these instruments.

On April 23, 2026, the Company funded a bridge loan to Ferrox Critical Minerals (“Ferrox”), in the original principal amount of $2.3 million, which loan was evidenced by a Convertible Promissory Note issued by Ferrox to the Company. The Convertible Promissory Note shall accrue interest at a rate of 5.0% per annum and will mature on October 30, 2026. The Convertible Promissory Note is convertible at the option of the company into ordinary shares of Ferrox at a valuation equal to the lower of the then- fair market value of Ferrox or $80 million. Pursuant to the terms of the Convertible Promissory Note, the Company was paid an origination fee of $0.2 million.

On June 9, 2026, the Company entered into a Note Purchase and Assignment Agreement with SRX Global, Inc., a Delaware corporation, pursuant to which the company purchased a Convertible Promissory Note issued by Ferrox, dated March 12, 2026, in the original principal amount of $1.5 million. The Convertible Promissory Note shall accrue interest at a rate of 10% per annum and will mature on October 30,2026. The Convertible Promissory Note is convertible at the option of the company into ordinary shares of Ferrox at a valuation equal to the lower of the then- fair market value of Ferrox or $80 million.

On June 22, 2026, the Company funded an additional bridge loan to Ferrox in the original principal amount of $2.5 million, which loan was evidenced by an additional Convertible Promissory Note issued by Ferrox to the Company. The Convertible Promissory Note shall accrue interest at a rate of 5.0% per annum and will mature on December 31, 2026. The Convertible Promissory Note is convertible at the option of the company into ordinary shares of Ferrox at a valuation equal to the lower of the then- fair market value of Ferrox or $80 million. Pursuant to the terms of the Note, the Company was paid an origination fee of $0.2 million.

Each of these Convertible Promissory Notes contained a restrictive covenant prohibiting Ferrox from taking material corporate actions including, without limitation, redeeming any of its outstanding equity securities, repaying indebtedness, paying cash dividends and disposing of all or substantially all of its assets. Additionally, the Convertible Promissory Notes grant the company the right of first refusal during the term of each of the notes and for a period of 24 months thereafter, with respect to any Fundamental Transaction (as defined therein) by Ferrox.